Exhibit 99.2

BASIS OF PRESENTATION

GENERAL INFORMATION

Unless the context indicates otherwise, references in the accompanying financial information (the “Supplemental”) to the “Corporation” refer to General Growth Properties, Inc. and references to “GGP” or the “Company” refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities.  Additionally, where reference is made to “GAAP”, this refers to accounting principles generally accepted in the United States of America.

PROPERTY INFORMATION

The Company has presented information on its consolidated and unconsolidated properties (“Proportionate” or “at share”) in certain schedules included within this Supplemental.  This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company’s unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES

This Supplemental makes reference to net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), and funds from operations (“FFO”).  NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses.  EBITDA is defined as NOI less certain property management and administrative expenses, net of management fees and other operational items.  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, less preferred unit distributions and preferred stock dividends, plus real estate related depreciation and amortization including adjustments for unconsolidated entities.  NOI, EBITDA and FFO are presented in the Supplemental on a Proportionate basis, which includes GGP’s share of consolidated and unconsolidated properties.  As GGP conducts substantially all of its business through GGP Limited Partnership (the “Operating Partnership”, which is 99% owned by GGP) and since the limited common units of the Operating Partnership are included in total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnership.

In order to present GGP’s operations in a manner most relevant to its operations, Company NOI, Company EBITDA, and Company FFO have been presented to exclude certain non-cash and non-recurring revenue and expenses.  Specific to the Company’s U.S. Regional Mall portfolio, Same Store Company NOI is presented to exclude the effects of acquisitions, dispositions and changes in ownership of properties, if any.  Company NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) attributable to common stockholders.  For reference, as an aid in understanding management’s computation of Company NOI, EBITDA, and FFO, a reconciliation of Company NOI to consolidated operating income, Company EBITDA, and Company FFO to net income (loss) in accordance with GAAP has been included in the “Reconciliation of Non-GAAP to GAAP Financial Measures” schedule.

TABLE OF CONTENTS

Page

Financial Overview
GAAP Financial Statements:
Consolidated Balance Sheets	1
Consolidated Statements of Operations	2

Proportionate Financial Statements:
Proportionate Balance Sheet	3
Overview	4
Reconciliation of NOI, EBITDA, and FFO	5
Proportionate Results and FFO	6
Reconciliation of Non-GAAP to GAAP Financial Measures	7-8

Debt:
Debt Summary, at Share	9
Debt Maturities	10
Debt Detail, at Share	11-14

Asset Transactions:
Summary of Dispositions	15
Discontinued Operations	16

Portfolio Operating Metrics:
Key Operating Performance Indicators	17
Signed Leases All Less Anchors	18
Lease Expiration Schedule and Top Ten Tenants	19
Property Schedule	20-27

Miscellaneous:
Capital Information	28
Change in Total Common and Equivalent Shares	29
Development Summary	30
Capital Expenditures	31
Corporate Information	32
Glossary of Terms	33

This presentation contains forward-looking statements.  Actual results may differ materially from the results suggested by these forward-looking statements for a number of reasons.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this Supplemental.  The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:
3	Proportionate Balance Sheet

The proportionate balance sheet adjusts GGP’s GAAP balance sheet for noncontrolling interests and adds the Company’s proportionate share of assets and liabilities related to investments in unconsolidated properties accounted for under the equity method.

4	Overview	Summary of Company NOI, Same Store NOI, Company EBITDA and Company FFO on a proportionate basis.
5	Reconciliation of NOI, EBITDA, and FFO

Reconciliation of NOI to Company NOI, EBITDA to Company EBITDA, and FFO to Company FFO, where “Company” figures exclude certain non-cash and non-recurring revenues and expenses that are not indicative of future operations.

6	Proportionate Results and FFO

Proportionate Results and FFO for the three months ended March 31, 2013 and 2012 adjusts GGP’s consolidated results and FFO for noncontrolling interests and adds the Company’s proportionate share of certain revenues and expenses included in NOI, EBITDA and FFO as defined in the Basis of Presentation.

Portfolio Operating Metrics:
17	Key Operating Performance Indicators	Certain mall operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.
20-27	Property Schedule

By Property, gross leasable area detail, including:

Anchor tenant listing

Ownership percentage

Gross leasable area by space type (mall, anchor, strip center, office)

Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Statements

FINANCIAL OVERVIEW

Consolidated Balance Sheets

(In thousands)

	March 31, 2013	December 31, 2012
Assets:
Investment in real estate:
Land	$4,260,197	$4,278,471
Buildings and equipment	18,765,489	18,806,858
Less accumulated depreciation	(1,524,105)	(1,440,301)
Construction in progress	311,216	376,529
Net property and equipment	21,812,797	22,021,557
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,870,477	2,865,871
Net investment in real estate	24,683,274	24,887,428
Cash and cash equivalents	564,808	624,815
Accounts and notes receivable, net	252,624	260,860
Deferred expenses, net	185,176	179,837
Prepaid expenses and other assets	1,249,638	1,329,465
Total assets	$26,935,520	$27,282,405

Liabilities:
Mortgages, notes and loans payable	$16,235,366	$15,966,866
Investment in and loans to/from Unconsolidated Real Estate Affiliates	15,439	—
Accounts payable and accrued expenses	1,014,754	1,212,231
Dividend payable	117,894	103,749
Deferred tax liabilities	26,997	28,174
Tax indemnification liability	303,586	303,750
Junior Subordinated Notes	206,200	206,200
Warrant liability	—	1,488,196
Total liabilities	17,920,236	19,309,166
Redeemable noncontrolling interests:
Preferred	136,127	136,008
Common	127,573	132,211
Total redeemable noncontrolling interests	263,700	268,219
Equity:
Preferred stock	242,042	—
Stockholders’ equity	8,426,536	7,621,698
Noncontrolling interests in consolidated real estate affiliates	83,006	83,322
Total equity	8,751,584	7,705,020
Total liabilities and equity	$26,935,520	$27,282,405

FINANCIAL OVERVIEW

Consolidated Statements of Operations

(In thousands, except per share)

	Three Months Ended
	March 31, 2013	March 31, 2012

Revenues:
Minimum rents	$403,415	$377,684
Tenant recoveries	187,711	174,874
Overage rents	11,479	13,086
Management fees and other corporate revenues	15,931	16,171
Other	19,267	14,798
Total revenues	637,803	596,613
Expenses:
Real estate taxes	69,272	55,699
Property maintenance costs	23,830	20,531
Marketing	6,519	6,738
Other property operating costs	89,303	86,719
Provision for doubtful accounts	1,797	2,171
Property management and other costs	40,355	41,540
General and administrative	10,933	10,510
Depreciation and amortization	195,433	206,789
Total expenses	437,442	430,697
Operating income	200,361	165,916
Interest income	721	661
Interest expense	(195,383)	(210,760)
Warrant liability adjustment	(40,546)	(143,112)
Loss on extinguishment of debt	(9,319)	—
Loss before income taxes, equity in income of Unconsolidated Real Estate Affiliates, discontinued operations, allocation to noncontrolling interests and preferred stock dividends	(44,166)	(187,295)
Provision for income taxes	(141)	(1,396)
Equity in income of Unconsolidated Real Estate Affiliates	13,194	5,952
Equity in income of Unconsolidated Real Estate Affiliates - gain on investment	3,448	—
Loss from continuing operations	(27,665)	(182,739)
Discontinued operations:
Loss from discontinued operations, including gains (losses) on dispositions	(6,967)	(11,509)
Gain on extinguishment of debt	25,894	—
Discontinued operations, net	18,927	(11,509)
Net loss	(8,738)	(194,248)
Allocation to noncontrolling interests	(2,788)	(3,367)
Net loss attributable to GGP	(11,526)	(197,615)
Preferred stock dividends	(2,125)	—
Net loss attributable to common stockholders	$(13,651)	$(197,615)
Basic and Diluted Loss Per Share:
Continuing operations	$(0.03)	$(0.20)
Discontinued operations	0.02	(0.01)
Total basic and diluted loss per share	$(0.01)	$(0.21)

Proportionate Financial Statements

PROPORTIONATE FINANCIAL STATEMENTS

Proportionate Balance Sheets

(In thousands)

	As of				As of
	March 31, 2013				December 31, 2012
	GAAP	Noncontrolling Interests	GGP Share of Unconsolidated Joint Ventures	GGP Total Share	GGP Total Share
Assets:
Investment in real estate:
Land	$4,260,197	$(31,806)	$737,413	$4,965,804	$4,965,238
Buildings and equipment	18,765,489	(148,119)	5,799,001	24,416,371	24,355,502
Less accumulated depreciation	(1,524,105)	12,774	(934,490)	(2,445,821)	(2,287,426)
Construction in progress	311,216	(107)	95,383	406,492	465,797
Net property and equipment	21,812,797	(167,258)	5,697,307	27,342,846	27,499,111
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,870,477	—	(2,870,477)	—	—
Net investment in real estate	24,683,274	(167,258)	2,826,830	27,342,846	27,499,111
Cash and cash equivalents	564,808	(2,470)	160,482	722,820	839,070
Accounts and notes receivable, net	252,624	(1,527)	56,846	307,943	312,115
Deferred expenses, net	185,176	(1,039)	127,404	311,541	320,493
Prepaid expenses and other assets	1,249,638	(5,591)	202,362	1,446,409	1,526,082
Total assets	$26,935,520	$(177,885)	$3,373,924	$30,131,559	$30,496,871

Liabilities:
Mortgages, notes and loans payable	$16,235,366	$(85,662)	$3,170,958	$19,320,662	$18,983,448
Investment in and loans to/from Unconsolidated Real Estate Affiliates	15,439	—	(15,439)	—	—
Accounts payable and accrued expenses	1,014,754	(9,217)	218,352	1,223,889	1,493,437
Dividend payable	117,894	—	—	117,894	103,749
Deferred tax liabilities	26,997	—	53	27,050	28,174
Tax indemnification liability	303,586	—	—	303,586	303,750
Junior Subordinated Notes	206,200	—	—	206,200	206,200
Warrant liability	—	—	—	—	1,488,196
Total liabilities	17,920,236	(94,879)	3,373,924	21,199,281	22,606,954
Redeemable noncontrolling interests:
Preferred	136,127	—	—	136,127	136,008
Common	127,573	—	—	127,573	132,211
Total redeemable noncontrolling interests	263,700	—	—	263,700	268,219

Equity:
Preferred stock	242,042	—	—	242,042	—
Stockholders’ equity	8,426,536	—	—	8,426,536	7,621,698
Noncontrolling interests in consolidated real estate affiliates	83,006	(83,006)	—	—	—
Total equity	8,751,584	(83,006)	—	8,668,578	7,621,698
Total liabilities and equity	$26,935,520	$(177,885)	$3,373,924	$30,131,559	$30,496,871

PROPORTIONATE FINANCIAL STATEMENTS

Overview

(In thousands, except per share)

	Three Months Ended
	March 31, 2013	March 31, 2012	Percentage Change

Same Store NOI - U.S. Regional Malls (1)	$513,273	$495,191	3.7%
Acquisitions - U.S. Regional Malls	4,256	—	n/a
International	13,875	9,437	47.0%
Mall NOI	531,404	504,628	5.3%
Office, Strip Centers and Other Retail (2)	8,744	8,863	-1.3%
Company NOI (3)	540,148	513,491	5.2%

Company NOI after net property management costs	511,268	483,171	5.8%

Company EBITDA (3)	496,169	469,250	5.7%

Company FFO (3)	251,772	221,719	13.6%
Company FFO per diluted share	$0.25	$0.22	13.4%

Weighted average diluted common shares outstanding	999,309	998,350	0.1%

(1)	Total termination fees were $7.0 million and $5.1 million for the three months ended March 31, 2013 and 2012, respectively.
(2)

Other Retail consists of one asset that has been transferred to the special servicer and one asset that is being de-leased in preparation for redevelopment. See Property Schedule on pages 20-27 for individual property details.

(3)	Refer to page 5 (Reconciliation of Company NOI, Company EBITDA, and Company FFO).

PROPORTIONATE FINANCIAL STATEMENTS

Reconciliation of NOI, EBITDA, and FFO

For the Three Months Ended March 31, 2013 and 2012

(In thousands)

	Three Months Ended March 31, 2013			Three Months Ended March 31, 2012
	Proportionate	Adjustments	Company	Proportionate	Adjustments	Company

Property revenues:
Minimum rents (1)	$496,698	$7,318	$504,016	$471,843	$6,256	$478,099
Tenant recoveries	223,346	—	223,346	210,991	—	210,991
Overage rents	15,712	—	15,712	16,671	—	16,671
Other revenue	28,215	—	28,215	20,301	—	20,301
Total property revenues	763,971	7,318	771,289	719,806	6,256	726,062
Property operating expenses:
Real estate taxes	81,302	(1,578)	79,724	67,102	(1,578)	65,524
Property maintenance costs	27,873	—	27,873	24,952	—	24,952
Marketing	7,955	—	7,955	8,301	—	8,301
Other property operating costs	114,293	(1,384)	112,909	112,781	(1,434)	111,347
Provision for doubtful accounts	2,680	—	2,680	2,447	—	2,447
Total property operating expenses	234,103	(2,962)	231,141	215,583	(3,012)	212,571
NOI	$529,868	$10,280	$540,148	$504,223	$9,268	$513,491
Management fees and other corporate revenues	17,816	—	17,816	17,698	—	17,698
Property management and other costs	(46,272)	(424)	(46,696)	(47,594)	(424)	(48,018)
NOI after net property management costs	$501,412	$9,856	$511,268	$474,327	$8,844	$483,171
General and administrative	(15,099)	—	(15,099)	(13,921)	—	(13,921)
EBITDA	$486,313	$9,856	$496,169	$460,406	$8,844	$469,250
Depreciation on non-income producing assets	(3,094)	—	(3,094)	(1,702)	—	(1,702)
Interest income	2,329	—	2,329	1,367	—	1,367
Preferred unit distributions (2)	(2,336)	—	(2,336)	(5,433)	3,098	(2,335)
Preferred stock dividends	(2,125)	—	(2,125)	—	—	—
Interest expense:
Default interest	(1,306)	1,306	—	(1,453)	1,453	—
Interest expense relating to extinguished debt	—	—	—	—	—	—
Mark-to-market adjustments on debt	(3,769)	3,769	—	4,352	(4,352)	—
Write-off of mark-to-market adjustments on extinguished debt	7,205	(7,205)	—	(922)	922	—
Debt extinguishment expenses	—	—	—	(176)	176	—
Interest on existing debt	(238,580)	—	(238,580)	(249,497)	—	(249,497)
Warrant liability adjustment	(40,546)	40,546	—	(143,112)	143,112	—
Loss on extinguishment of debt (3)	(9,319)	9,319	—	—	—	—
Provision for income taxes	(206)	(340)	(546)	(1,483)	840	(643)
FFO from discontinued operations (4)	24,679	(24,724)	(45)	12,068	(6,789)	5,279
FFO	$219,245	$32,527	$251,772	$74,415	$147,304	$221,719

(1)       Adjustments include amounts for straight-line rent of ($17,513) and ($17,794) and above/below market lease amortization of $24,831 and $24,050 for the three months ended March 31, 2013 and 2012, respectively.

(2)       Adjustment for the three months ended March 31, 2012 is related to the distribution of Rouse Properties, Inc. shares to preferred unit holders as a result of the spin-off.

(3)       Adjustment includes a $3.5 million prepayment fee to retire 5.375% unsecured notes due November 2013 ($91.8 million) and a $5.8 million pre-payment penalty on a secured 7.50% mortgage note due January 2014 ($100.3 million).

(4)       Company FFO includes FFO from discontinued operations. Adjustments primarily relate to FFO from the spin-off of Rouse Properties, Inc. of $10.7 million for the three months ended March 31, 2012 and gains on the extinguishment of debt of $25.9 million for the three months ended March 31, 2013.

PROPORTIONATE FINANCIAL STATEMENTS Proportionate Results and FFO For the Three Months Ended March 31, 2013 and 2012 (In thousands)

	Three Months Ended March 31, 2013				Three Months Ended March 31, 2012
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate

Property revenues:
Minimum rents	$403,415	$(3,407)	$96,690	$496,698	$377,684	$(2,384)	$96,543	$471,843
Tenant recoveries	187,711	(1,186)	36,821	223,346	174,874	(1,108)	37,225	210,991
Overage rents	11,479	(73)	4,306	15,712	13,086	(51)	3,636	16,671
Other revenue	19,267	(94)	9,042	28,215	14,798	(78)	5,581	20,301
Total property revenues	621,872	(4,760)	146,859	763,971	580,442	(3,621)	142,985	719,806
Property operating expenses:
Real estate taxes	69,272	(523)	12,553	81,302	55,699	(502)	11,905	67,102
Property maintenance costs	23,830	(87)	4,130	27,873	20,531	(97)	4,518	24,952
Marketing	6,519	(72)	1,508	7,955	6,738	(71)	1,634	8,301
Other property operating costs	89,303	(534)	25,524	114,293	86,719	(546)	26,608	112,781
Provision for doubtful accounts	1,797	(42)	925	2,680	2,171	19	257	2,447
Total property operating expenses	190,721	(1,258)	44,640	234,103	171,858	(1,197)	44,922	215,583
NOI	$431,151	$(3,502)	$102,219	$529,868	$408,584	$(2,424)	$98,063	$504,223
Management fees and other corporate revenues	15,931	—	1,885	17,816	16,171	—	1,527	17,698
Property management and other costs (1)	(40,355)	152	(6,069)	(46,272)	(41,540)	157	(6,211)	(47,594)
NOI after net property management costs	$406,727	$(3,350)	$98,035	$501,412	$383,215	$(2,267)	$93,379	$474,327
General and administrative (2)	(10,933)	—	(4,166)	(15,099)	(10,510)	15	(3,426)	(13,921)
EBITDA	$395,794	$(3,350)	$93,869	$486,313	$372,705	$(2,252)	$89,953	$460,406
Depreciation on non-income producing assets	(3,094)	—	—	(3,094)	(1,702)	—	—	(1,702)
Interest income	721	—	1,608	2,329	661	—	706	1,367
Preferred unit distributions	(2,336)	—	—	(2,336)	(5,433)	—	—	(5,433)
Preferred stock dividends	(2,125)	—	—	(2,125)	—	—	—	—
Interest expense:
Default interest	(1,306)	—	—	(1,306)	(1,144)	—	(309)	(1,453)
Interest expense relating to extinguished debt	—	—	—	—	—	—	—	—
Mark-to-market adjustments on debt	(3,838)	(91)	160	(3,769)	3,887	(80)	545	4,352
Write-off of mark-to-market adjustments on extinguished debt	7,205	—	—	7,205	(922)	—	—	(922)
Debt extinguishment expenses	—	—	—	—	(176)	—	—	(176)
Interest on existing debt	(197,444)	1,127	(42,263)	(238,580)	(212,405)	1,454	(38,546)	(249,497)
Warrant liability adjustment	(40,546)	—	—	(40,546)	(143,112)	—	—	(143,112)
Loss on extinguishment of debt	(9,319)	—	—	(9,319)	—	—	—	—
Provision for income taxes	(141)	17	(82)	(206)	(1,396)	16	(103)	(1,483)
FFO from discontinued operations	24,679	—	—	24,679	12,068	—	—	12,068
	168,250	(2,297)	53,292	219,245	23,031	(862)	52,246	74,415
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	50,995	2,297	(53,292)	—	51,384	862	(52,246)	—
FFO	$219,245	$—	$—	$219,245	$74,415	$—	$—	$74,415

(1)	Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.
(2)	Unconsolidated amounts represent administrative costs of our Brazilian joint venture.

PROPORTIONATE FINANCIAL STATEMENTS Reconciliation of Non-GAAP to GAAP Financial Measures (In thousands)

	Three Months Ended
	March 31, 2013	March 31, 2012

Reconciliation of Company NOI to GAAP Operating Income
Company NOI:	$540,148	$513,491
Adjustments for minimum rents, real estate taxes and other property operating costs (1)	(10,280)	(9,268)
Proportionate NOI	529,868	504,223
Unconsolidated Properties	(102,219)	(98,063)
Consolidated Properties	427,649	406,160
Management fees and other corporate revenues	15,931	16,171
Property management and other costs	(40,355)	(41,540)
General and administrative	(10,933)	(10,510)
Depreciation and amortization	(195,433)	(206,789)
Noncontrolling interest in operating income of Consolidated Properties and other	3,502	2,424
Operating income	$200,361	$165,916

Reconciliation of Company EBITDA to GAAP Net Loss Attributable to GGP
Company EBITDA:	$496,169	$469,250
Adjustments for minimum rents, property operating expenses and property management and other costs (1)	(9,856)	(8,844)
Proportionate EBITDA	486,313	460,406
Unconsolidated Properties	(93,869)	(89,953)
Consolidated Properties	392,444	370,453
Depreciation and amortization	(195,433)	(206,789)
Noncontrolling interest in NOI of Consolidated Properties	3,502	2,424
Interest income	721	661
Interest expense	(195,383)	(210,760)
Warrant liability adjustment	(40,546)	(143,112)
Provision for income taxes	(141)	(1,396)
Equity in income of Unconsolidated Real Estate Affiliates	13,194	5,952
Equity in income of Unconsolidated Real Estate Affiliates - gain on investment	3,448	—
Discontinued operations	18,927	(11,509)
Loss on extinguishment of debt	(9,319)	—
Allocation to noncontrolling interests	(2,940)	(3,539)
Net loss attributable to GGP	$(11,526)	$(197,615)

(1) Refer to Page 5 (Reconciliation of Company NOI, Company EBITDA, and Company FFO).

PROPORTIONATE FINANCIAL STATEMENTS Reconciliation of Non-GAAP to GAAP Financial Measures (In thousands)

	Three Months Ended
	March 31, 2013	March 31, 2012

Reconciliation of Company FFO to GAAP Net Loss Attributable to GGP
Company FFO:	$251,772	$221,719
Adjustments for minimum rents, property operating expenses and property management and other costs, market rate adjustments, debt extinguishment, income taxes and FFO from discontinued operations (1)	(32,527)	(147,304)
Proportionate FFO	219,245	74,415
Depreciation and amortization of capitalized real estate costs	(239,055)	(253,532)
Gains on sales of investment properties	9,736	2,101
Preferred stock dividends	2,125	—
Noncontrolling interests in depreciation of Consolidated Properties	1,769	1,755
Provision for impairment excluded from FFO of discontinued operations	(4,975)	(10,393)
Redeemable noncontrolling interests	79	1,318
Depreciation and amortization of discontinued operations	(450)	(13,279)
Net loss attributable to GGP	$(11,526)	$(197,615)

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$102,219	$98,063
Net property management fees and costs	(4,184)	(4,684)
General and administrative and provisions for impairment	(4,166)	(3,426)
EBITDA	93,869	89,953
Net interest expense	(40,495)	(37,604)
Provision for income taxes	(82)	(103)
FFO of Unconsolidated Properties	53,292	52,246
Depreciation and amortization of capitalized real estate costs	(46,716)	(48,445)
Equity in income of Unconsolidated Real Estate Affiliates - gain on investment	(3,448)	—
Other, including gain on sales of investment properties	10,066	2,151
Equity in income of Unconsolidated Real Estate Affiliates	$13,194	$5,952

(1) Refer to Page 5 (Reconciliation of Company NOI, Company EBITDA, and Company FFO).

DEBT

DEBT

SUMMARY, AT SHARE[1] As of March 31, 2013 (In thousands)

		Proportionate	Average Remaining	Maturities
	Coupon Rate	Balance	Term (Years)	2013	2014	2015	2016	2017	Subsequent	Total
Fixed Rate
Property Level Consolidated	4.73%	$14,555,647	7.3	$104,587	$690,044	$692,899	$1,084,042	$1,539,837	$9,033,771	$13,145,180
Property Level Unconsolidated	4.79%	2,664,790	7.0	28,283	138,168	213,735	—	297,166	1,769,697	2,447,049
Corporate Consolidated (2)	6.68%	626,518	2.6	—	—	609,261	—	—	—	609,261
Total Fixed Rate	4.81%	$17,846,955	7.1	$132,870	$828,212	$1,515,895	$1,084,042	$1,837,003	$10,803,468	$16,201,490

Variable Rate
Property Level Consolidated	3.41%	$981,719	3.2	$—	$45,057	$—	$851,420	$—	$—	$896,477
Property Level Unconsolidated	2.70%	160,000	4.5	—	—	—	—	150,544	—	150,544
Junior Subordinated Notes Due 2041	1.75%	206,200	28.1	—	—	—	—	—	206,200	206,200
Total Variable Rate	3.07%	$1,347,919	7.2	$—	$45,057	$—	$851,420	$150,544	$206,200	$1,253,221

Total	4.68%	$19,194,874	7.1	$132,870	$873,269	$1,515,895	$1,935,462	$1,987,547	$11,009,668	$17,454,711

			Total Amortization	$183,227	$234,959	$236,821	$252,244	$172,863	$660,049	$1,740,163

						Total Maturities and Amortization (3), (4)				$19,194,874

(1)	The amounts presented do not reflect closings subsequent to March 31, 2013, which are reflected in the maturity ladder on page 10.
(2)	Comprised primarily of The Rouse Company, LLC of $608.7 million which will be redeemed on May 1, 2013.
(3)	Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	19,194,874
Market rate adjustments, net	(24,592)
Junior Subordinated Notes Due 2041	(206,200)
Shopping Leblon / Aliansce (Brazil)	345,428
Other loans payable	11,152
Total	$19,320,662

(4) Reflects maturities and amortization for periods subsequent to March 31, 2013.

DEBT Debt Maturities

1 Approximately 5.1% matures through 2014

2 Includes pro-forma impact of secured corporate loan of $1.5 billion maturing in 2018 and Cumberland loan of $160 million maturing in 2023. Both loans closed in April 2013.

DEBT

DETAIL, AT SHARE(1)

As of March 31, 2013

(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse as of	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	3/31/2013 (3)	2013	2014	2015	2016	2017	Subsequent
Fixed Rate

Consolidated Property Level
Meadows Mall	100%	$94,422	2013	$93,631	5.45%	No	$791	$—	$—	$—	$—	$—
Senate Plaza	100%	11,022	2013	10,956	5.71%	No	66	—	—	—	—	—
Bayside Marketplace (Bond)	100%	2,445	2014	1,255	5.75%	No	1,190	—	—	—	—	—
Eden Prairie Mall	100%	72,767	2014	68,967	4.67%	No	1,862	1,938	—	—	—	—
Jordan Creek Town Center	100%	169,694	2014	164,537	4.57%	Yes - Partial	4,218	939	—	—	—	—
North Point Mall	100%	200,946	2014	195,971	5.48%	No	4,073	902	—	—	—	—
Oakwood Center (10)	100%	46,000	2014	45,057	4.38%	Yes - Full	484	459	—	—	—	—
Prince Kuhio Plaza	100%	33,796	2014	32,793	3.45%	Yes - Partial	1,003	—	—	—	—	—
Woodbridge Center	100%	189,194	2014	181,464	4.24%	No	4,900	2,830	—	—	—	—
Boise Towne Plaza	100%	9,910	2015	9,082	4.70%	No	264	371	193	—	—	—
Burlington Town Center	100%	24,711	2015	23,360	5.03%	No	430	605	316	—	—	—
Hulen Mall	100%	103,958	2015	96,621	5.03%	No	2,432	3,415	1,490	—	—	—
Lynnhaven Mall	100%	218,790	2015	203,367	5.05%	No	4,915	6,906	3,602	—	—	—
Paramus Park	100%	96,154	2015	90,242	4.86%	No	1,873	2,381	1,658	—	—	—
Peachtree Mall	100%	82,702	2015	77,085	5.08%	No	1,860	2,615	1,142	—	—	—
Regency Square Mall (6)	100%	84,772	2015	75,797	3.59%	No	3,621	3,534	1,820	—	—	—
The Shops at La Cantera	75%	121,620	2015	117,345	5.95%	No	1,362	1,913	1,000	—	—	—
Brass Mill Center	100%	107,821	2016	93,347	4.55%	No	3,344	4,664	4,884	1,582	—	—
Coronado Center	100%	155,811	2016	135,704	5.08%	No	3,508	4,930	5,189	6,480	—	—
Eastridge (WY) (8)(10)	100%	33,143	2016	28,284	5.08%	No	859	1,206	1,270	1,524	—	—
Glenbrook Square	100%	163,332	2016	141,325	4.91%	No	3,738	5,243	5,510	7,516	—	—
Lakeside Mall	100%	164,136	2016	144,451	4.28%	No	4,231	5,894	6,155	3,405	—	—
Lincolnshire Commons	100%	26,870	2016	24,629	5.98%	No	401	572	607	661	—	—
Pine Ridge Mall (8)(10)	100%	22,346	2016	19,070	5.08%	No	579	813	856	1,028	—	—
Red Cliffs Mall (8)(10)	100%	21,238	2016	18,125	5.08%	No	549	773	814	977	—	—
Ridgedale Center	100%	163,862	2016	143,281	4.86%	No	3,836	5,379	5,650	5,716	—	—
The Maine Mall	100%	199,021	2016	172,630	4.84%	No	4,627	6,486	6,811	8,467	—	—
White Marsh Mall	100%	178,914	2016	163,196	5.62%	No	3,308	4,179	4,557	3,674	—	—
Apache Mall	100%	99,063	2017	91,402	4.32%	No	1,212	1,700	1,776	1,843	1,130	—
Augusta Mall	100%	167,038	2017	145,438	5.49%	No	2,708	3,834	4,053	5,851	5,154	—
Beachwood Place	100%	224,168	2017	190,177	5.60%	No	4,445	6,290	6,656	9,274	7,326	—
Columbia Mall (8)	100%	86,415	2017	77,540	6.05%	No	1,276	1,821	1,935	2,843	1,000	—
Eastridge (CA)	100%	162,872	2017	143,626	5.79%	Yes - Partial	2,509	3,566	3,781	5,509	3,881	—
Four Seasons Town Centre	100%	88,926	2017	72,532	5.60%	No	2,494	3,517	3,722	4,940	1,721	—
Mall of Louisiana	100%	220,598	2017	191,409	5.81%	No	3,750	5,326	5,647	8,074	6,392	—
Market Place Shopping Center (8)	100%	101,778	2017	91,325	6.05%	No	1,504	2,144	2,279	3,348	1,178	—
Oglethorpe Mall	100%	130,246	2017	109,520	4.89%	No	2,990	4,193	4,405	6,006	3,132	—
Provo Towne Center (8)	75%	31,135	2017	28,886	4.53%	No	370	520	544	566	249	—
Stonestown Galleria	100%	207,376	2017	183,227	5.79%	No	3,142	4,467	4,736	6,925	4,879	—
Tysons Galleria	100%	243,911	2017	214,755	5.72%	No	3,810	5,411	5,734	8,334	5,867	—
Fallbrook Center (8)(10)	100%	81,673	2018	71,473	6.14%	No	1,189	1,698	1,807	2,661	2,845	—

DEBT

DETAIL, AT SHARE(1)

As of March 31, 2013

(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse as of	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	3/31/2013 (3)	2013	2014	2015	2016	2017	Subsequent
River Hills Mall (8)(10)	100%	76,869	2018	67,269	6.14%	No	1,120	1,598	1,700	2,504	2,678	—
Sooner Mall (8)(10)	100%	57,651	2018	50,452	6.14%	No	839	1,199	1,275	1,878	2,008	—
The Gallery at Harborplace - Other	100%	10,283	2018	190	6.05%	No	1,276	1,796	1,907	2,026	2,152	936
Governor’s Square	100%	71,953	2019	66,488	6.69%	No	600	848	906	969	1,035	1,107
Oak View Mall	100%	80,587	2019	74,467	6.69%	No	671	949	1,015	1,085	1,160	1,240
Park City Center	100%	192,395	2019	172,224	5.34%	No	2,079	2,955	3,119	3,264	3,473	5,281
The Grand Canal Shoppes / The Shoppes at the Palazzo	100%	625,000	2019	625,000	4.24%	No	—	—	—	—	—	—
Fashion Place	100%	226,730	2020	226,730	3.64%	No	—	—	—	—	—	—
Newgate Mall	100%	58,000	2020	58,000	3.69%	No	—	—	—	—	—	—
The Mall In Columbia	100%	350,000	2020	316,928	3.95%	No	—	—	1,531	6,279	6,531	18,731
Town East Mall	100%	160,270	2020	160,270	3.57%	No	—	—	—	—	—	—
Tucson Mall	100%	246,000	2020	246,000	4.01%	No	—	—	—	—	—	—
Visalia Mall	100%	74,000	2020	74,000	3.71%	No	—	—	—	—	—	—
Deerbrook Mall	100%	149,971	2021	127,934	5.25%	No	1,669	2,368	2,497	2,612	2,776	10,115
Fashion Show - Other	100%	5,155	2021	1,577	6.06%	Yes - Full	243	342	364	386	411	1,832
Fox River Mall	100%	182,735	2021	156,373	5.46%	No	1,926	2,745	2,901	3,038	3,238	12,514
Northridge Fashion Center	100%	244,231	2021	207,503	5.10%	No	2,799	3,965	4,175	4,362	4,627	16,800
Oxmoor Center	100%	92,793	2021	79,217	5.37%	No	996	1,417	1,497	1,566	1,668	6,432
Park Place	100%	194,950	2021	165,815	5.18%	No	2,186	3,099	3,266	3,414	3,626	13,544
Providence Place	100%	372,257	2021	320,526	5.65%	No	3,800	5,426	5,745	6,025	6,437	24,298
Rivertown Crossings	100%	165,051	2021	141,356	5.52%	No	1,728	2,462	2,604	2,728	2,910	11,263
Westlake Center - Land	100%	2,437	2021	2,437	12.90%	No	—	—	—	—	—	—
Ala Moana Center	100%	1,400,000	2022	1,400,000	4.23%	No	—	—	—	—	—	—
Bellis Fair	100%	92,242	2022	77,060	5.23%	No	1,018	1,446	1,524	1,594	1,694	7,906
Coastland Center	100%	129,215	2022	102,621	3.76%	No	1,737	2,416	2,509	2,594	2,707	14,631
Coral Ridge Mall	100%	110,155	2022	98,394	5.71%	No	—	—	349	1,449	1,533	8,430
Greenwood Mall	100%	63,000	2022	57,469	4.19%	No	—	—	—	—	420	5,111
North Star Mall	100%	336,572	2022	270,113	3.93%	No	4,436	6,189	6,440	6,666	6,973	35,755
Rogue Valley Mall	100%	55,000	2022	48,245	4.50%	No	—	—	138	852	899	4,866
Spokane Valley Mall (8)	75%	46,715	2022	38,484	4.65%	No	541	763	800	833	879	4,415
The Gallery at Harborplace	100%	81,088	2022	68,096	5.24%	No	840	1,193	1,258	1,315	1,398	6,988
The Oaks Mall	100%	138,104	2022	112,842	4.55%	No	1,601	2,251	2,357	2,451	2,584	14,018
The Shoppes at Buckland Hills	100%	128,244	2022	107,820	5.19%	No	1,357	1,926	2,030	2,121	2,253	10,737
The Streets at Southpoint	94%	245,440	2022	207,909	4.36%	No	—	2,345	4,163	4,348	4,542	22,133
Westroads Mall	100%	155,988	2022	127,455	4.55%	No	1,806	2,543	2,663	2,769	2,919	15,833
Boise Towne Square	100%	136,931	2023	106,372	4.79%	No	1,711	2,379	2,495	2,618	2,746	18,610
Crossroads Center (MN)	100%	107,500	2023	82,963	3.25%	No	1,605	2,157	2,229	2,295	2,381	13,870
Pecanland Mall	100%	90,000	2023	75,750	3.88%	No	—	—	1,159	1,607	1,682	9,802
Staten Island Mall	100%	266,207	2023	206,942	4.77%	No	3,356	4,665	4,892	5,131	5,381	35,840
The Woodlands	100%	262,946	2023	207,057	5.04%	No	3,220	4,485	4,716	4,959	5,215	33,294
Baybrook Mall	100%	250,000	2024	212,423	5.52%	No	—	—	821	3,402	3,595	29,759
Fashion Show	100%	835,000	2024	835,000	4.03%	No	—	—	—	—	—	—
The Parks At Arlington	100%	250,000	2024	212,687	5.57%	No	—	—	814	3,371	3,564	29,564
Mall St. Matthews	100%	187,500	2025	136,575	3.58%	No	2,555	3,549	3,680	3,798	3,956	33,387
Pembroke Lakes Mall	100%	260,000	2025	260,000	3.56%	No	—	—	—	—	—	—
Valley Plaza Mall	100%	240,000	2025	206,847	3.75%	No	—	—	—	—	—	33,153
Willowbrook Mall	100%	360,000	2025	360,000	3.55%	No	—	—	—	—	—	—

DEBT

DETAIL, AT SHARE(1)

As of March 31, 2013

(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse as of	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	3/31/2013 (3)	2013	2014	2015	2016	2017	Subsequent
Providence Place - Other	100%	41,636	2028	2,381	7.75%	No	1,481	1,597	1,724	1,861	2,009	30,583
Provo Towne Center Land	75%	2,250	2095	37	10.00%	Yes - Full	—	—	—	—	—	2,213
Consolidated Property Level		$14,555,647		$13,145,180	4.73%		$144,919	$184,507	$181,862	$205,374	$148,814	$544,991

Unconsolidated Property Level
Plaza Frontenac	55%	$28,531	2013	$28,283	7.00%	No	$248	$—	$—	$—	$—	$—
Carolina Place	50%	70,059	2014	68,168	4.60%	No	1,891	—	—	—	—	—
Pinnacle Hills Promenade	50%	70,000	2014	70,000	5.57%	No	—	—	—	—	—	—
Alderwood	50%	125,351	2015	120,409	6.65%	No	1,506	2,128	1,308	—	—	—
Quail Springs Mall	50%	34,999	2015	33,432	6.74%	No	508	732	327	—	—	—
Towson Town Center	35%	61,550	2015	59,894	3.88%	No	480	687	489	—	—	—
Center Pointe Plaza	50%	6,238	2017	5,570	6.31%	No	120	171	183	194	—	—
Riverchase Galleria (7)	50%	152,500	2017	152,500	5.65%	No	—	—	—	—	—	—
Saint Louis Galleria	74%	160,922	2017	139,096	4.86%	No	3,712	5,203	5,465	7,446	—	—
First Colony Mall	50%	92,500	2019	84,473	4.50%	No	—	122	1,497	1,567	1,639	3,202
Natick Mall	50%	225,000	2019	209,699	4.60%	No	—	—	584	3,593	3,762	7,362
Christiana Mall	50%	117,495	2020	108,697	5.10%	No	—	—	401	1,622	1,725	5,050
Kenwood Towne Centre	70%	159,486	2020	137,191	5.37%	No	1,770	2,517	2,659	2,784	2,964	9,601
Oakbrook Center	47%	201,702	2020	201,702	3.66%	No	—	—	—	—	—	—
Water Tower Place	52%	99,382	2020	83,850	4.85%	No	1,311	1,825	1,916	2,011	2,110	6,359
Northbrook Court	50%	65,500	2021	56,811	4.25%	No	—	90	1,108	1,156	1,206	5,129
Village of Merrick Park (9)	55%	99,337	2021	85,797	5.73%	No	1,003	1,434	1,520	1,595	1,706	6,282
Whaler’s Village	50%	40,000	2021	40,000	5.42%	No	—	—	—	—	—	—
Willowbrook Mall (TX)	50%	104,620	2021	88,965	5.13%	No	1,193	1,688	1,778	1,858	1,972	7,166
Bridgewater Commons	35%	105,000	2022	105,000	3.34%	No	—	—	—	—	—	—
Clackamas Town Center	50%	108,000	2022	108,000	4.18%	No	—	—	—	—	—	—
Florence Mall	50%	45,000	2022	45,000	4.15%	No	—	—	—	—	—	—
Galleria at Tyler	50%	98,034	2023	76,716	5.05%	No	1,166	1,624	1,708	1,796	1,889	13,135
Lake Mead and Buffalo	50%	2,355	2023	27	7.20%	No	118	168	181	194	209	1,458
Park Meadows	35%	126,000	2023	112,734	4.60%	No	—	—	—	—	—	13,266
The Shoppes at River Crossing	50%	38,675	2023	35,026	3.75%	No	—	—	—	—	—	3,649
The Trails Village Center	50%	6,554	2023	78	8.21%	No	312	447	485	527	571	4,134
Stonebriar Centre	50%	140,000	2024	120,886	4.05%	No	—	—	—	—	804	18,310
Altamonte Mall	50%	80,000	2025	69,045	3.72%	No	—	—	—	—	—	10,955
Unconsolidated Property Level		$2,664,790		$2,447,049	4.79%		$15,338	$18,836	$21,609	$26,343	$20,557	$115,058

Total Fixed - Property Level		$17,220,437		$15,592,229	4.74%		$160,257	$203,343	$203,471	$231,717	$169,371	$660,049

Consolidated Corporate
Arizona Two (HHC)	100%	$17,830	2015	$573	4.41%	Yes - Full	$4,650	$6,445	$6,162	$—	$—	$—
Rouse Bonds - 2010 Indenture	100%	608,688	2015	608,688	6.75%	Yes - Full	—	—	—	—	—	—
Consolidated Corporate		$626,518		$609,261	6.68%		$4,650	$6,445	$6,162	$—	$—	$—

Total Fixed Rate Debt		$17,846,955		$16,201,490	4.78%		$164,907	$209,788	$209,633	$231,717	$169,371	$660,049

DEBT

DETAIL, AT SHARE(1)

As of March 31, 2013

(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse as of	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	3/31/2013 (3)	2013	2014	2015	2016	2017	Subsequent
Variable Rate

Consolidated Property Level
Oakwood Center (10)	100%	$46,000	2014	$45,057	Libor + 225 bps	Yes - Full	$484	$459	$—	$—	$—	$—
Columbiana Centre (8)(10)	100%	96,503	2016	87,809	Libor + 325 bps	Yes - Partial	1,839	2,549	2,680	1,626	—	—
Grand Teton Mall (8)(10)	100%	47,167	2016	42,918	Libor + 325 bps	Yes - Partial	898	1,246	1,310	795	—	—
Mayfair (8)(10)	100%	276,183	2016	251,302	Libor + 325 bps	Yes - Partial	5,264	7,294	7,671	4,652	—	—
Mondawmin Mall (8)(10)	100%	67,456	2016	61,378	Libor + 325 bps	Yes - Partial	1,288	1,781	1,873	1,136	—	—
North Town Mall (8)(10)	100%	83,269	2016	75,767	Libor + 325 bps	Yes - Partial	1,587	2,199	2,313	1,403	—	—
Oakwood (8)(10)	100%	75,856	2016	69,022	Libor + 325 bps	Yes - Partial	1,446	2,003	2,107	1,278	—	—
Pioneer Place (8)(10)	100%	146,700	2016	133,484	Libor + 325 bps	Yes - Partial	2,797	3,874	4,074	2,471	—	—
Southwest Plaza (8)(10)	100%	98,897	2016	89,988	Libor + 325 bps	Yes - Partial	1,884	2,612	2,747	1,666	—	—
The Shops at Fallen Timbers (8)(10)	100%	43,688	2016	39,752	Libor + 325 bps	Yes - Partial	833	1,154	1,213	736	—	—
Consolidated Property Level		$981,719		$896,477	3.41%		$18,320	$25,171	$25,988	$15,763	$—	$—

Unconsolidated Property Level
Glendale Galleria	50%	$160,000	2017	$150,544	Libor + 250 bps	No	$—	$—	$1,200	$4,764	$3,492	$—
Unconsolidated Property Level		$160,000		$150,544	2.70%		$—	$—	$1,200	$4,764	$3,492	$—

Consolidated Corporate
Junior Subordinated Notes Due 2041	100%	$206,200	2041	$206,200	Libor + 145 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.75%		$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$1,347,919		$1,253,221	3.07%		$18,320	$25,171	$27,188	$20,527	$3,492	$—

Total (4),(5)		$19,194,874		$17,454,711	4.68%		$183,227	$234,959	$236,821	$252,244	$172,863	$660,049

(1)	Proportionate share for Consolidated Properties presented exclusive of noncontrolling interests.
(2)	Assumes that all maturity extensions are exercised.
(3)	Total recourse to GGP or its subsidiaries of approximately $1.5 billion.
(4)	Excludes the $1.0 billion corporate revolver. As of March 31, 2013 the corporate revolver was undrawn.
(5)	Reflects amortization for the period subsequent to March 31, 2013.
(6)	This asset has been transferred to the special servicer and has a total debt of $84.8 million.
(7)	$45.0 million B-note is subordinate to return of GGP’s additional contributed equity.
(8)	Loan is cross-collateralized with other properties.
(9)	On March 28, 2013, GGP acquired an additional 15% interest in the joint venture.
(10)	Properties included in $1.5 billion secured corporate loan that closed in April 2013.

Asset Transactions

ASSET TRANSACTIONS Summary of Dispositions For the Three Months Ended March 31, 2013 (In thousands, except GLA)

	Property	Property	GGP	Total	Gross Proceeds	Debt	Net Proceeds
Closing Date	Name	Location	Ownership %	GLA	at Share	at Share	at Share

Dispositions
February 2013	Southlake Mall	Morrow, GA	100.0%	1,013,460	$80,000	$96,883	$—
February 2013	Mall of the Bluffs	Council Bluffs, IA	100.0%	701,830	8,500	24,278	(18,094)

	Total			1,715,290	$88,500	$121,161	$(18,094)

Acquisitions
March 2013	Village of Merrick Park (15% share)	Coral Gables, FL	55.0%	803,948

	Total			803,948

ASSET TRANSACTIONS Discontinued Operations

Consolidated Properties	Date of Disposition
2013 Dispositions
U.S. Regional Malls
Mall of the Bluffs	February 2013
Stand Alone Offices, Strip Centers & Other Retail
Southlake Mall	February 2013

2012 Dispositions
U.S. Regional Malls
Capital Mall	December 2012
Harborplace	November 2012
Salem Center	October 2012
Southshore Mall	August 2012
Foothills Mall	July 2012
The Village of Cross Keys	March 2012
Stand Alone Offices, Strip Centers & Other Retail
Austin Bluffs Plaza	December 2012
Orem Plaza Center Street	December 2012
Orem Plaza State Street	December 2012
Owings Mills One and Two Corporate Center	December 2012
Woodlands Village	December 2012
River Pointe Plaza	November 2012
West Oaks Mall	November 2012
Summerlin Office Portfolio	September 2012
Fremont Plaza	September 2012
University Crossing	September 2012
Baskin Robbins	August 2012
Fort Union	August 2012
70 Columbia Corporate Center	August 2012
Boise Plaza	June 2012
Grand Traverse Mall	February 2012
Spin-off
Rouse Properties, Inc.	January 2012

Portfolio Operating Metrics

PORTFOLIO OPERATING METRICS Key Operating Performance Indicators As of and for the Three Months Ended March 31, 2013 (GLA in thousands)

GLA Summary (in thousands) (1),(2)

	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Mall	Strip Center GLA	Office GLA	Total GLA	Total GLA at Share (3)	% Leased
Consolidated Malls	93	39,388	14,331	36,543	90,262	981	1,653	92,897	55,848	95.7%
Unconsolidated Malls	31	14,790	3,337	15,453	33,580	327	873	34,780	9,419	96.2%
U.S. Regional Malls	124	54,178	17,668	51,996	123,842	1,308	2,526	127,677	65,267	95.8%

International	18	6,573	—	—	6,573	—	—	6,573	1,776	96.6%
Total U.S. Malls and International	142	60,751	17,668	51,996	130,415	1,308	2,526	134,250	67,043	95.9%

Office Properties	7	28	—	—	28	—	911	940	940	93.2%
Strip Centers & Other Retail	10	1,130	820	706	2,656	1,411	—	4,067	2,744	73.5%
Total Real Estate	159	61,909	18,488	52,702	133,099	2,719	3,437	139,257	70,727	95.0%

Operating Metrics (4)

			In-Place Rent (7)
March 31, 2013 (1)	% Leased (5)	% Occupied (6)	<10K SF	All Less Anchors	Tenant sales (8)	Occupancy Cost (9)

Consolidated Malls	95.7%	93.3%	$67.69	$54.14	$531	13.1%
Unconsolidated Malls	96.2%	94.1%	74.55	62.10	630	12.1%
Total Malls	95.8%	93.5%	$69.60	$56.35	$558	12.8%

			In-Place Rent (7)
March 31, 2012	% Leased (5)	% Occupied (6)	<10K SF	All Less Anchors	Tenant sales (8)	Occupancy Cost (9)

Consolidated Malls	93.4%	90.2%	$66.41	$58.11	$505	13.2%
Unconsolidated Malls	94.4%	90.9%	71.40	62.85	574	12.7%
Total Malls	93.7%	90.4%	$67.86	$59.51	$525	13.1%

1	Metrics exclude one asset transferred to the special servicer and one asset that is being de-leased in preparation for redevelopment.
2	See Property Schedule on pages 20-27 for individual property details.
3	Total GLA at Share includes assets at their respective ownership percentages and excludes tenant owned area.
4	Reflects results for U.S. Regional Malls.
5	Represents contractual obligations for leasable space and excludes anchor stores.
6	Represents tenants’ physical and/or economic presence in regional malls and excludes traditional anchor stores.
7	Weighted average rent of mall stores as of quarter end. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
8	Rolling twelve month tenant sales for mall stores less than 10,000 square feet; includes one store which was reconfigured to over 10,000 square feet in Q4 2012.
9	Represents tenants less than 10,000 square feet utilizing comparative tenant sales.

PORTFOLIO OPERATING METRICS Signed Leases All Less Anchors As of March 31, 2013

All Leases - Lease Spread (1)

	Commencement 2013
	# of Leases	GLA	Term (in years)	Initial Rent PSF (2)	Average Rent PSF (2)

New and Renewal Leases	1,125	4,240,007	7.4	$56.96	$62.12
Percent in Lieu	21	77,732	N/A	N/A	N/A
Total Leases	1,146	4,317,739	7.4	$56.96	$62.12

	Commencement 2014
	# of Leases	GLA	Term (in years)	Initial Rent PSF (2)	Average Rent PSF (2)
New and Renewal Leases	68	501,809	11.2	$37.14	$40.13
Percent in Lieu	—	—	N/A	N/A	N/A
Total Leases	68	501,809	11.2	$37.14	$40.13

SUITE TO SUITE - Lease Spread (4)

	New and Renewal Leases (5)
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)	Expiring Rent PSF (3)	Initial Rent Spread		Average Rent Spread
Commencement 2013	865	2,721,910	5.9	$64.44	$69.81	$58.02	$6.43	11.1%	$11.79	20.3%
Commencement 2014	56	221,298	5.7	$51.38	$55.41	$46.60	$4.77	10.2%	$8.80	18.9%
Total 2013/2014	921	2,943,208	5.8	$63.46	$68.73	$57.16	$6.30	11.0%	$11.57	20.2%

(1)	Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for tenants that closed or expired during the respective period.
(2)	Represents initial rent or average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
(3)	Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.
(4)	Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for the prior tenant in the same suite. Suites are within 3,000 SF differences of each other.
(5)	Represents leases where downtime between the new and previous tenant was less than 9 months.

PORTFOLIO OPERATING METRICS Lease Expiration Schedule and Top Ten Tenants

Year	Number of Expiring Leases	Expiring GLA at 100%	Percent of Total	Expiring Rent ($ in thousands)	Expiring Rent ($psf)
Specialty Leasing	1,269	2,718,924	5.2%	$55,792	$21.52
2013	971	2,805,462	5.4%	159,929	$60.63
2014	1,696	5,638,469	10.9%	299,301	$56.74
2015	1,570	5,181,818	9.9%	314,325	$62.99
2016	1,541	5,224,474	10.1%	343,126	$66.63
2017	1,455	5,344,972	10.3%	337,387	$64.38
2018	1,273	4,973,193	9.6%	354,731	$72.37
2019	792	3,842,043	7.4%	265,023	$69.31
2020	680	2,850,942	5.5%	196,859	$69.62
2021	751	2,996,097	5.8%	210,614	$71.24
2022	887	3,665,903	7.0%	261,116	$71.78
Subsequent	805	6,685,784	12.9%	354,310	$54.54
Total	13,690	51,928,081	100.0%	$3,152,513	$62.39

Top Ten Largest Tenants	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other

LIMITED BRANDS, INC	Victoria’s Secret, Bath & Body Works, PINK	3.1%
THE GAP, INC.	Gap, Banana Republic, Old Navy	2.9%
FOOT LOCKER, INC	Footlocker, Champs Sports, Footaction USA	2.2%
ABERCROMBIE & FITCH STORES, INC	Abercrombie, Abercrombie & Fitch, Hollister, Gilly Hicks	2.2%
FOREVER 21, INC	Forever 21	2.1%
GOLDEN GATE CAPITAL	Express, J. Jill, Eddie Bauer	1.9%
AMERICAN EAGLE OUTFITTERS, INC	American Eagle, Aerie, Martin + Osa	1.4%
MACY’S INC.	Macy’s, Bloomingdale’s	1.4%
GENESCO INC.	Journeys, Lids, Underground Station, Johnston & Murphy	1.3%
LUXOTTICA RETAIL NORTH AMERICA INC	Lenscrafters, Sunglass Hut, Pearle Vision	1.3%
Totals		19.8%

PORTFOLIO OPERATING METRICS

Property Schedule

As of March 31, 2013

Property Name	Anchors	Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Consolidated Regional Malls
Ala Moana Center	Macy’s, Neiman Marcus, Sears, Nordstrom	100%	Honolulu, HI	973,122	829,114	200,000	14,042	364,306	2,380,584	97.2%
Apache Mall	Herberger’s, JCPenney, Macy’s, Sears	100%	Rochester, MN	269,957	320,202	162,790	—	—	752,949	96.8%
Augusta Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Augusta, GA	500,517	—	597,223	—	—	1,097,740	97.7%
Baybrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Friendswood (Houston), TX	436,011	96,605	720,931	—	—	1,253,547	100.0%
Bayside Marketplace		100%	Miami, FL	218,393	—	—	—	—	218,393	94.2%
Beachwood Place	Dillard’s, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	344,850	317,347	247,000	—	—	909,197	90.2%
Bellis Fair	JCPenney, Kohl’s, Macy’s, Sears, Target	100%	Bellingham (Seattle), WA	355,314	100,400	237,910	—	—	693,624	99.3%
Boise Towne Square	Dillard’s, JCPenney, Macy’s, Sears, Kohl’s	100%	Boise, ID	425,090	425,556	247,714	—	—	1,098,360	96.9%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Waterbury, CT	395,311	267,471	319,391	197,033	—	1,179,206	91.8%
Burlington Town Center	Macy’s	100%	Burlington, VT	154,836	—	146,753	—	54,617	356,206	92.7%
Coastland Center	Dillard’s, JCPenney, Macy’s, Sears	100%	Naples, FL	334,518	123,921	466,469	—	—	924,908	88.8%
Columbia Mall	Dillard’s, JCPenney, Sears, Target	100%	Columbia, MO	314,440	85,972	335,088	—	—	735,500	90.0%
Columbiana Centre	Belk, Dillard’s, JCPenney, Sears	100%	Columbia, SC	266,934	198,334	360,643	—	—	825,911	98.0%
Coral Ridge Mall	Dillard’s, JCPenney, Sears, Target, Younkers	100%	Coralville (Iowa City), IA	522,675	98,596	442,365	—	—	1,063,636	97.2%
Coronado Center	JCPenney, Kohl’s, Macy’s, Sears	100%	Albuquerque, NM	401,029	277,650	468,375	—	—	1,147,054	96.8%
Crossroads Center	JCPenney, Macy’s, Sears, Target	100%	St. Cloud, MN	366,769	294,167	229,275	—	—	890,211	96.5%
Cumberland Mall	Costco, Macy’s, Sears	100%	Atlanta, GA	383,713	147,409	500,575	—	—	1,031,697	96.8%
Deerbrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Humble (Houston), TX	554,239	—	653,540	—	—	1,207,779	99.5%
Eastridge Mall WY	JCPenney, Macy’s, Sears, Target	100%	Casper, WY	275,714	213,913	75,883	—	—	565,510	94.5%
Eastridge Mall CA	JCPenney, Macy’s, Sears	100%	San Jose, CA	631,708	246,261	426,000	—	—	1,303,969	98.2%
Eden Prairie Center	Kohl’s, Sears, Target, Von Maur, JCPenney	100%	Eden Prairie (Minneapolis), MN	402,769	279,422	454,220	—	—	1,136,411	94.4%
Fashion Place	Dillard’s, Nordstrom, Sears	100%	Murray, UT	444,767	281,175	319,603	—	—	1,045,545	100.0%
Fashion Show	Bloomingdale’s Home, Dillard’s, Macy’s, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	664,382	271,635	861,653	—	—	1,797,670	96.2%
Four Seasons Town Centre	Belk, Dillard’s, JCPenney	100%	Greensboro, NC	443,036	429,969	212,047	—	27,720	1,112,772	90.7%

PORTFOLIO OPERATING METRICS

Property Schedule

As of March 31, 2013

Property Name	Anchors	Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Fox River Mall	JCPenney, Macy’s, Sears, Target, Younkers	100%	Appleton, WI	616,790	30,000	564,914	—	—	1,211,704	94.6%
Glenbrook Square	JCPenney, Macy’s, Sears, Bon Ton	100%	Fort Wayne, IN	450,306	555,870	221,000	—	—	1,227,176	94.4%
Governor’s Square	Dillard’s, JCPenney, Macy’s, Sears	100%	Tallahassee, FL	330,040	—	691,605	—	—	1,021,645	94.5%
Grand Teton Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Idaho Falls, ID	209,778	323,925	—	93,274	—	626,977	99.0%
Greenwood Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Bowling Green, KY	415,441	156,096	272,957	—	—	844,494	99.8%
Hulen Mall	Dillard’s, Macy’s, Sears	100%	Ft. Worth, TX	397,865	—	596,570	—	—	994,435	98.3%
Jordan Creek Town Center	Dillard’s, Younkers	100%	West Des Moines, IA	720,388	—	349,760	233,077	—	1,303,225	98.8%
Lakeside Mall	JCPenney, Lord & Taylor, Macy’s, Macy’s Mens & Home, Sears	100%	Sterling Heights, MI	486,007	115,300	905,418	—	—	1,506,725	83.4%
Lynnhaven Mall	Dillard’s, JCPenney, Macy’s	100%	Virginia Beach, VA	581,078	217,834	500,958	—	—	1,299,870	95.4%
Mall Of Louisiana	Dillard’s, JCPenney, Macy’s, Sears	100%	Baton Rouge, LA	610,036	—	805,630	143,619	—	1,559,285	98.2%
Mall St. Matthews	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Louisville, KY	501,393	120,000	395,705	—	—	1,017,098	97.5%
Market Place Shopping Center	Bergner’s, JCPenney, Macy’s, Sears	100%	Champaign, IL	416,126	385,766	149,980	—	—	951,872	94.2%
Mayfair	Boston Store, Macy’s	100%	Wauwatosa (Milwaukee), WI	613,892	288,596	210,714	—	314,106	1,427,308	99.1%
Meadows Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Las Vegas, NV	307,270	—	636,853	—	—	944,123	96.2%
Mondawmin Mall		100%	Baltimore, MD	374,664	—	—	—	65,317	439,981	96.7%
Newgate Mall	Dillard’s, Sears	100%	Ogden (Salt Lake City), UT	346,805	218,874	118,919	—	—	684,598	93.5%
North Point Mall	Dillard’s, JCPenney, Macy’s, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	429,660	539,850	363,151	—	—	1,332,661	96.6%
North Star Mall	Dillard’s, Macy’s, Saks Fifth Avenue, JCPenney	100%	San Antonio, TX	549,397	173,198	522,126	—	—	1,244,721	99.3%
Northridge Fashion Center	JCPenney, Macy’s, Sears	100%	Northridge (Los Angeles), CA	641,076	—	824,443	—	—	1,465,519	97.2%
Northtown Mall	JCPenney, Kohl’s, Macy’s, Sears	100%	Spokane, WA	404,287	310,859	242,392	—	—	957,538	92.1%
Oak View Mall	Dillard’s, JCPenney, Sears, Younkers	100%	Omaha, NE	257,074	149,326	454,860	—	—	861,260	89.3%
Oakwood Center	Dillard’s, JCPenney, Sears	100%	Gretna, LA	282,994	—	514,028	—	—	797,022	96.7%
Oakwood Mall	JCPenney, Macy’s, Sears, Younkers	100%	Eau Claire, WI	398,672	116,620	298,224	—	—	813,516	94.8%
Oglethorpe Mall	Belk, JCPenney, Macy’s, Sears	100%	Savannah, GA	406,143	220,824	315,760	—	—	942,727	95.4%
Oxmoor Center	Macy’s, Sears, Von Maur	100%	Louisville, KY	336,927	156,000	411,210	—	—	904,137	96.4%
Paramus Park	Macy’s, Sears	100%	Paramus, NJ	305,901	—	459,057	—	—	764,958	96.3%

PORTFOLIO OPERATING METRICS

Property Schedule

As of March 31, 2013

Property Name	Anchors	Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Park City Center	Bon Ton, Boscov’s, JCPenney, Kohl’s, Sears	100%	Lancaster (Philadelphia), PA	537,563	514,917	384,980	—	—	1,437,460	94.1%
Park Place	Dillard’s, Macy’s, Sears	100%	Tucson, AZ	474,935	—	581,457	—	—	1,056,392	98.0%
Peachtree Mall	Dillard’s, JCPenney, Macy’s, Parisian	100%	Columbus, GA	296,060	—	508,615	—	12,600	817,275	90.2%
Pecanland Mall	Belk, Dillard’s, JCPenney, Sears, Burlington Coat Factory	100%	Monroe, LA	349,754	83,398	532,038	—	—	965,190	95.9%
Pembroke Lakes Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	350,831	395,219	386,056	—	—	1,132,106	94.8%
Pine Ridge Mall	Herberger’s, JCPenney, Sears, Shopko	100%	Pocatello, ID	190,108	435,328	—	—	—	625,436	70.8%
Pioneer Place		100%	Portland, OR	346,456	—	—	—	287,377	633,833	89.3%
Prince Kuhio Plaza	Macy’s, Sears	100%	Hilo, HI	290,988	124,547	61,873	—	—	477,408	95.7%
Providence Place	JCPenney, Macy’s, Nordstrom	100%	Providence, RI	745,940	—	513,691	—	—	1,259,631	98.7%
Provo Towne Centre	Dillard’s, JCPenney, Sears	75%	Provo, UT	300,172	285,479	206,240	—	—	791,891	83.3%
Red Cliffs Mall	Dillard’s, JCPenney, Sears	100%	St. George, UT	147,822	235,031	—	57,304	—	440,157	93.1%
Ridgedale Center	JCPenney, Macy’s, Sears	100%	Minnetonka, MN	325,031	—	702,380	—	—	1,027,411	93.8%
River Hills Mall	Herberger’s, JCPenney, Sears, Target	100%	Mankato, MN	352,553	189,559	174,383	—	—	716,495	98.5%
Rivertown Crossings	JCPenney, Kohl’s, Macy’s, Sears, Younkers	100%	Grandville (Grand Rapids), MI	631,546	—	635,625	—	—	1,267,171	96.0%
Rogue Valley Mall	JCPenney, Kohl’s, Macy’s, Macy’s Home Store	100%	Medford (Portland), OR	282,980	170,625	186,359	—	—	639,964	87.4%
Sooner Mall	Dillard’s, JCPenney, Sears	100%	Norman, OK	203,947	129,823	137,082	—	—	470,852	99.7%
Southwest Plaza	Dillard’s, JCPenney, Macy’s, Sears	100%	Littleton (Denver), CO	694,361	93,630	541,851	—	63,128	1,392,970	86.9%
Spokane Valley Mall	JCPenney, Macy’s, Sears	75%	Spokane, WA	349,897	126,243	252,841	132,048	—	861,029	97.3%
Staten Island Mall	Macy’s, Sears, JCPenney	100%	Staten Island, NY	535,254	—	657,363	83,151	—	1,275,768	95.2%
Stonestown Galleria	Macy’s, Nordstrom	100%	San Francisco, CA	424,709	160,505	267,788	—	55,419	908,421	94.9%
The Crossroads	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Portage (Kalamazoo), MI	265,802	—	502,960	—	—	768,762	95.1%
The Gallery At Harborplace		100%	Baltimore, MD	130,839	—	—	—	263,771	394,610	85.8%
The Grand Canal Shoppes		100%	Las Vegas, NV	450,428	—	—	—	34,414	484,842	99.3%
The Maine Mall	JCPenney, Macy’s, Sears, Bon Ton	100%	South Portland, ME	509,778	120,844	377,662	—	—	1,008,284	97.3%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy’s, Nordstrom, Sears	100%	Columbia, MD	597,825	212,847	587,321	—	—	1,397,993	99.1%

PORTFOLIO OPERATING METRICS

Property Schedule

As of March 31, 2013

Property Name	Anchors	Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
The Oaks Mall	Belk, Dillard’s, JCPenney, Macy’s, Sears	100%	Gainesville, FL	343,925	233,367	324,500	—	—	901,792	97.0%
The Parks At Arlington	Dillard’s, Jcpenney, Macy’s, Sears	100%	Arlington (Dallas), TX	696,739	63,857	748,945	—	—	1,509,541	98.6%
The Shoppes At Buckland Hills	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Manchester, CT	525,154	—	512,611	—	—	1,037,765	92.2%
The Shoppes At The Palazzo	Barneys New York	100%	Las Vegas, NV	203,966	84,743	—	—	—	288,709	99.5%
The Shops At Fallen Timbers	Dillard’s, JCPenney	100%	Maumee, OH	332,103	—	261,502	—	—	593,605	95.5%
The Shops at La Cantera	Dillard’s, Macy’s, Neiman Marcus, Nordstrom	75%	San Antonio, TX	590,771	—	627,597	—	71,157	1,289,525	98.3%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy’s, Nordstrom, Sears	94%	Durham, NC	607,132	—	726,347	—	—	1,333,479	97.7%
The Woodlands Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Woodlands (Houston), TX	573,651	167,480	575,438	—	39,471	1,356,040	98.7%
Town East Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Mesquite (Dallas), TX	415,967	—	809,386	—	—	1,225,353	96.7%
Tucson Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Tucson, AZ	620,443	—	641,458	27,305	—	1,289,206	98.4%
Tysons Galleria	Macy’s, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	302,755	—	511,933	—	—	814,688	99.5%
Valley Plaza Mall	JCPenney, Macy’s, Sears, Target	100%	Bakersfield, CA	516,816	147,792	509,176	—	—	1,173,784	98.1%
Visalia Mall	JCPenney, Macy’s	100%	Visalia, CA	181,377	257,000	—	—	—	438,377	91.2%
Westlake Center		100%	Seattle, WA	105,892	—	—	—	—	105,892	93.0%
Westroads Mall	JCPenney, Von Maur, Younkers	100%	Omaha, NE	538,745	—	529,402	—	—	1,068,147	94.8%
White Marsh Mall	Boscov’s, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Baltimore, MD	436,779	257,345	466,010	—	—	1,160,134	95.6%
Willowbrook	Bloomingdale’s, Lord & Taylor, Macy’s, Sears	100%	Wayne, NJ	490,971	2,060	1,028,000	—	—	1,521,031	97.4%
Woodbridge Center	JCPenney, Lord & Taylor, Macy’s, Sears, Boscov’s	100%	Woodbridge, NJ	648,632	455,739	560,935	—	—	1,665,306	95.8%
Total Consolidated Regional Malls			Count: 93	39,387,501	14,331,435	36,543,487	980,853	1,653,403	92,896,678	95.7%

PORTFOLIO OPERATING METRICS

Property Schedule

As of March 31, 2013

Property Name	Anchors	Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Unconsolidated Regional Malls
Alderwood	JCPenney, Macy’s, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	578,183	—	705,898	—	—	1,284,081	98.8%
Altamonte Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Altamonte Springs (Orlando), FL	475,308	158,658	519,890	—	—	1,153,856	93.1%
Bridgewater Commons	Bloomingdale’s, Lord & Taylor, Macy’s	35%	Bridgewater, NJ	395,420	150,525	352,351	93,799	—	992,095	97.7%
Carolina Place	Belk, Dillard’s, JCPenney, Macy’s, Sears	50%	Pineville (Charlotte), NC	383,087	277,404	496,098	—	—	1,156,589	97.3%
Christiana Mall	JCPenney, Macy’s, Nordstrom, Target	50%	Newark, DE	470,476	—	641,312	—	—	1,111,788	99.6%
Clackamas Town Center	JCPenney, Macy’s, Macy’s Home Store, Nordstrom, Sears	50%	Happy Valley, OR	600,939	—	774,842	—	—	1,375,781	95.4%
First Colony Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s	50%	Sugar Land, TX	504,846	—	619,048	—	—	1,123,894	97.7%
Florence Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	50%	Florence (Cincinnati, OH), KY	394,504	—	552,407	—	—	946,911	92.9%
Galleria At Tyler	JCPenney, Macy’s, Nordstrom	50%	Riverside, CA	538,379	—	468,208	—	—	1,006,587	99.3%
Glendale Galleria	JCPenney, Macy’s, Nordstrom, Target, Bloomingdlae’s	50%	Glendale, CA	489,584	115,000	715,000	—	138,177	1,457,761	93.5%
Kenwood Towne Centre (5)	Dillard’s, Macy’s, Nordstrom	50%	Cincinnati, OH	519,130	240,656	400,665	—	—	1,160,451	97.6%
Mizner Park	Lord & Taylor	50%	Boca Raton, FL	177,519	79,822	—	—	259,492	516,833	93.9%
Natick Mall (9)	JCPenney, Lord & Taylor, Macy’s, Sears, Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	742,124	194,558	753,092	—	—	1,689,774	97.8%
Neshaminy Mall	Boscov’s, Macy’s, Sears	50%	Bensalem, PA	410,059	188,394	418,595	—	—	1,017,048	95.5%
Northbrook Court	Lord & Taylor, Macy’s, Neiman Marcus	50%	Northbrook (Chicago), IL	476,221	126,000	410,277	—	—	1,012,498	93.4%
Oakbrook Center	Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	786,126	413,667	771,911	—	239,292	2,210,996	93.9%
Otay Ranch Town Center	Macy’s	50%	Chula Vista (San Diego), CA	512,877	—	140,000	—	—	652,877	92.2%
Park Meadows	Dillard’s, JCPenney, Macy’s, Nordstrom	35%	Lone Tree, CO	756,833	—	823,000	—	—	1,579,833	98.2%
Perimeter Mall	Dillard’s, Macy’s, Nordstrom, Von Maur	50%	Atlanta, GA	505,350	222,056	831,218	—	—	1,558,624	96.4%
Pinnacle Hills Promenade	Dillard’s, JCPenney	50%	Rogers, AR	360,462	98,540	162,140	233,307	45,889	900,338	94.4%
Plaza Frontenac	Neiman Marcus, Saks Fifth Avenue,	55%	St. Louis, MO	222,154	125,669	135,044	—	—	482,867	95.2%

PORTFOLIO OPERATING METRICS

Property Schedule

As of March 31, 2013

Property Name	Anchors	Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Quail Springs Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Oklahoma City, OK	451,547	182,257	505,596	—	—	1,139,400	97.6%
Riverchase Galleria	Belk, Belk Home Store, JCPenney, Macy’s, Sears, Von Maur	50%	Hoover (Birmingham), AL	500,313	467,220	610,026	—	—	1,577,559	92.4%
Saint Louis Galleria (6)	Dillard’s, Macy’s, Nordstrom	74%	St. Louis, MO	464,683	—	714,052	—	—	1,178,735	95.4%
Stonebriar Centre	Dillard’s, JCPenney, Macy’s, Nordstrom, Sears	50%	Frisco (Dallas), TX	785,127	—	865,192	—	—	1,650,319	99.4%
The Shoppes At River Crossing	Belk, Dillard’s	50%	Macon, GA	369,030	—	333,219	—	—	702,249	98.8%
Towson Town Center	Macy’s, Nordstrom	35%	Towson, MD	598,485	—	419,129	—	—	1,017,614	97.6%
Village Of Merrick Park (10)	Neiman Marcus, Nordstrom	55%	Coral Gables, FL	408,310	—	330,000	—	101,263	839,573	88.9%
Water Tower Place	Macy’s	52%	Chicago, IL	392,831	296,128	—	—	88,809	777,768	97.8%
Whaler’s Village		50%	Lahaina, HI	105,493	—	—	—	—	105,493	98.9%
Willowbrook Mall	Dillard’s, JCPenney, Macy’s, Macy’s Mens, Sears	50%	Houston, TX	415,014	—	984,372	—	—	1,399,386	98.0%
Total Unconsolidated Regional Malls			Count: 31	14,790,414	3,336,554	15,452,582	327,106	872,922	34,779,578	96.2%
Total Regional Malls (7)			Count: 124	54,177,915	17,667,989	51,996,069	1,307,959	2,526,325	127,676,256	95.8%

International Properties (3)
Bangu Shopping		40%	Rio de Janeiro, Rio de Janeiro (Brazil)	569,641	—	—	—	—	569,641	100.0%
Boulevard Shopping Belem		30%	Belem, Brazil	423,380	—	—	—	—	423,380	91.5%
Boulevard Shopping Belo Horizonte		28%	Belo Horizonte, Minas Gerais (Brazil)	463,020	—	—	—	—	463,020	93.1%
Boulevard Shopping Brasilia		20%	Brasilia, Brazil	183,005	—	—	—	—	183,005	93.6%
Boulevard Shopping Campos		40%	Campose dos Goytacazes (Brazil)	197,055	—	—	—	—	197,055	99.9%
Boulevard Shopping Vila Velha		20%	Vila Velha, Espirito Santo (Brazil)	331,556	—	—	—	—	331,556	88.3%
Carioca Shopping		40%	Rio de Janeiro, Rio de Janeiro (Brazil)	256,240	—	—	—	—	256,240	99.3%
Caxias Shopping		36%	Rio de Janeiro, Rio de Janeiro (Brazil)	275,105	—	—	—	—	275,105	99.3%

PORTFOLIO OPERATING METRICS

Property Schedule

As of March 31, 2013

Property Name	Anchors	Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Parque Shopping Belem		20%	Rio de Janeiro, Rio de Janeiro (Brazil)	329,985	—	—	—	—	329,985	97.8%
Santana Parque Shopping		20%	Sao Paulo, Sao Paulo (Brazil)	285,617	—	—	—	—	285,617	96.5%
Shopping Grande Rio		10%	Rio de Janeiro, Rio de Janeiro (Brazil)	395,792	—	—	—	—	395,792	99.5%
Shopping Iguatemi Salvador		29%	Salvador, Bahia (Brazil)	695,582	—	—	—	—	695,582	99.6%
Shopping Leblon		35%	Rio de Janeiro, Rio de Janeiro (Brazil)	250,539	—	—	—	—	250,539	99.0%
Shopping Nacoes Bauru		30%	Bauru, Sao Paulo (Brazil)	285,101	—	—	—	—	285,101	84.7%
Shopping Santa Ursula		15%	Ribeirao Preto, Brazil	247,486	—	—	—	—	247,486	97.0%
Shopping Taboao		31%	Taboao da Serra, Sao Paulo (Brazil)	394,643	—	—	—	—	394,643	99.9%
Shopping West Plaza		10%	Sao Paulo, Sao Paulo (Brazil)	365,084	—	—	—	—	365,084	94.7%
Via Parque Shopping		28%	Rio de Janeiro, Rio de Janeiro (Brazil)	624,121	—	—	—	—	624,121	99.4%
International Properties (3)			Count: 18	6,572,950	—	—	—	—	6,572,950	96.3%

Stand Alone Offices, Strip Centers & Other Retail
10 Columbia Corporate Center		100%	Columbia, MD	6,500	—	—	—	87,363	93,863	88.9%
20 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	103,766	103,766	84.4%
30 Columbia Corporate Center		100%	Columbia, MD	14,165	—	—	—	129,212	143,377	96.9%
40 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	135,879	135,879	93.6%
50 Columbia Corporate Center		100%	Columbia, MD	7,750	—	—	—	110,942	118,692	99.0%
60 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	102,084	102,084	99.0%
Center Point Plaza (4)		50%	Las Vegas, NV	70,299	—	—	74,392	—	144,691	96.5%
Columbia Bank Drive Thru		100%	Columbia, MD	17,000	—	—	—	—	17,000	100.0%
Fallbrook Center		100%	West Hills (Los Angeles), CA	—	—	—	875,642	—	875,642	85.0%
Lake Mead & Buffalo (4)		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	99.2%
Lincolnshire Commons		100%	Lincolnshire (Chicago), IL	—	—	—	118,562	—	118,562	98.8%
Lockport Mall		100%	Lockport, NY	—	—	—	9,114	—	9,114	100.0%

PORTFOLIO OPERATING METRICS

Property Schedule

As of March 31, 2013

Property Name	Anchors	Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Owings Mills Mall (2)	JCPenney, Macy’s	50%	Owings Mills, MD	438,017	340,000	307,037	—	—	1,085,054	N/A
Plaza 800		100%	Sparks (Reno), NV	—	—	—	72,431	—	72,431	87.5%
Regency Square Mall (8)	Belk, Dillard’s, JCPenney, Sears	100%	Jacksonville, FL	539,636	479,846	399,155	—	—	1,418,637	N/A
Senate Plaza		100%	Harrisburg-Carlisle, PA	—	—	—	—	241,946	241,946	90.9%
The Trails Village Center (4)		50%	Las Vegas, NV	—	—	—	174,644	—	174,644	97.8%
			Office Count: 7							Office: 93.2%
Total Stand Alone Offices, Strip Centers & Other Retail			Strip Center & Other Retail Count: 10	1,158,358	819,846	706,192	1,410,742	911,192	5,006,330	73.5%

(1)          For stand alone offices, office occupancy is presented.

(2)          The Owings Mills Mall space is currently being de-leased in preparation for planned redevelopment.

(3)          GGP’s investment in Brazil is through an ownership interest in Aliansce and Luanda.  For these properties, only Mall and Freestanding GLA is presented.

(4)          Third party managed strip center.

(5)          Ownership percentage includes retained debt $91.8 million.

(6)          Ownership of the St. Louis Galleria is more than 50% but management decisions are decided by the joint venture and the entity is unconsolidated for reporting purposes.

(7)          Refer to page 17 (Key Operating Performance Indicators).

(8)          This asset has been transferred to the special servicer.

(9)          In current year presentation, the Company combined Natick West with Natick Mall into one property.

(10)    On March 28, 2013, GGP acquired an additional 15% interest in the joint venture.

Miscellaneous

MISCELLANEOUS Capital Information (in thousands, except per share amounts)

March 31, 2013

Closing common stock price per share	$19.88
52 Week High (1)	21.25
52 Week Low (1)	15.85

Portfolio Net Debt, at Share
Portfolio Debt
Fixed	$17,846,955
Variable (2)	1,693,347
Total Portfolio Debt	19,540,302
Less: Cash and Cash Equivalents	(722,820)
Portfolio Net Debt	$18,817,482

Portfolio Capitalization Data
Portfolio Net Debt	$18,817,482
Preferred Securities:
Perpetual Preferred Units at 8.25%	5,000
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	79,357
Preferred stock at 6.375%	242,042
Other Preferred Stock	360
Total Preferred Securities	$378,529

Common stock and Operating Partnership units outstanding at end of period (3), (4)	$18,802,426
Total Market Capitalization at end of period	$37,998,437

(1)         52-week pricing information includes the intra-day highs and lows.

(2)         Includes Shopping Leblon / Aliansce (Brazil) debt of approximately $345.4 million.

(3)         Amount calculated as outstanding shares at the end of the period multiplied by the closing share price plus outstanding partnership units multiplied by a conversion rate of 1.0397624  multiplied by the closing share price.

(4)         Amount presented net of 27.5 million treasury shares.

MISCELLANEOUS Change in Total Common and Equivalent Shares

Rollforward of Shares to March 31, 2013	Operating Partnership Units	Company Common Shares	Total Common Shares & Operating Partnership Units
		(In thousands)
Outstanding at December 31, 2012	6,406	939,049	945,455
Common Unit Cash Conversion	(234)	—	(234)
DRIP	—	7	7
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	—	238	238
Issuance of stock for employee stock purchase program	—	85	85
Common Shares and OP Units Outstanding at March 31, 2013	6,172	939,379	945,551

Common Shares issuable assuming exercise of warrants (1)		43,175
Common Shares issuable assuming exercise of in-the-money stock options (2)		3,197
Common Shares issuable assuming exchange of OP Units		6,417
Diluted Common Shares and OP Units Outstanding at March 31, 2013		992,168

	Three Months Ended
	March 31, 2013	March 31, 2012
	(In thousands)
Weighted average number of company shares outstanding	939,271	937,274
Weighted average number of GAAP dilutive warrants(3)	—	—
Diluted weighted average number of Company shares outstanding - GAAP EPS	939,271	937,274

Weighted average number of common units	6,574	6,860
Weighted average number of stock options(3)	3,077	1,673
Weighted average number of warrants(4)	50,387	52,543
Diluted weighted average number of Company shares outstanding - FFO/Company FFO	999,309	998,350

(1)         GGP has 73.9 million warrants outstanding and convertible into 1.1220 Common Shares with a weighted average exercise price of $9.5323, with a scheduled expiration of November 9, 2017.  16.4 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.  As a result of the transaction on January 28, 2013, Brookfield Asset Management, Inc. is now the sole third party holder of GGP’s remaining outstanding warrants.

Shares Subject to Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of December 14, 2012 (5)		Impact of settling warrants via net share settlement (6)
57,500,000	$9.5818	Nov 9, 2017	Reduces exercise price to $9.5818	Increases number of Common shares per warrant to 1.1220	Net share: 64,515,000 x [19.88 - 9.5818] /19.88 = 33,419,938 shares delivered
16,428,571	$9.3591	Nov 9, 2017	Reduces exercise price to $9.3591	Increases number of Common shares per warrant to 1.1220	Net share: 18,432,857 x [19.88 - 9.3591] /19.88 = 9,755,042 shares delivered
73,928,571	$9.5323				43,174,980 shares delivered

(2)         The options are included at net share settlement.

(3)         In 2013 and 2012, the impact of stock options are anti-dilutive under GAAP, but dilutive for FFO.

(4)         In 2013 and 2012, the impact of the warrants are anti-dilutive under GAAP, but dilutive for FFO.

(5)         Based on dividend of $0.11 per share issued to stockholders of record on December 14, 2012.

(6)         Based on stock price of $19.88 on March 31, 2013.

MISCELLANEOUS Development Summary

Selected Expansions and Redevelopments (in millions, at share unless otherwise noted) (1)
Property	Description	Ownership %	GGP’s Total Projected Share of Cost (2)	GGP’s Investment to Date (2)	Expected Return on Investment (3), (4)	Estimated Construction Start	Expected Construction Completion
Major Redevelopment Summary
Ala Moana Center Honolulu, HI	Demolish existing Sears store and expand mall, adding anchor, box and inline tenants, reconfigure center court and renovate existing center	100%	$572.2	$203.5	9-10%	Under Construction	Q4 2015

Christiana Mall Newark, DE	Addition of Cabela’s and Cinemark Theaters	50%	10.6	0.9	10-11%	Q2 2013	Q4 2014

Fashion Show Las Vegas, NV	Addition of Macy’s Men’s, inline and new vertical transportation	100%	38.5	20.3	20%	Under Construction	Q4 2013

Glendale Galleria Glendale, CA	Addition of Bloomingdale’s, remerchandising, business development and renovation	50%	51.7	13.0	11-12%	Under Construction	Q4 2013

The Mall in Columbia Columbia, MD	Lifestyle expansion	100%	23.6	1.3	11-12%	Under Construction	Q2 2014

North Point Alpharetta, GA	Demolish vacant Parisian store and construct new theater	100%	9.7	1.6	11-12%	Under Construction	Q4 2013

Oakbrook Center Oakbrook, IL	Conversion of former anchor space into box tenants and inline	48%	15.0	4.8	10-11%	Under Construction	Q4 2013

Oakwood Center Gretna, LA	West wing redevelopment and Dick’s Sporting Goods	100%	15.2	0.4	10-11%	Under Construction	Q4 2013

Pioneer Place Portland, OR	Conversion of former anchor building into box tenant and restaurant	100%	11.3	1.9	18-20%	Under Construction	Q4 2013

The Woodlands Woodlands, TX	Addition of Nordstrom in former Sears box	100%	48.3	14.1	7-9%	Under Construction	Q3 2014

Other Projects Various Malls	Redevelopment projects at various malls (14 total)	N/A	102.4	36.3	8-10%	Under Construction	N/A

			$898.5	$298.1	10-11%

(1)	Excludes international projects.
(2)	Projected costs and investment to date are presented on a cash basis.
(3)	Return on investment represents first year stabilized cash on cost return, based upon budgeted assumptions. Actual costs may vary.
(4)	The Glendale Galleria Project ROI includes income related to uplift on existing space.

MISCELLANEOUS Capital Expenditures

Expenditures ($ in thousands)

	Three Months Ended March 31, 2013	Three Months Ended March 31, 2012

Capital expenditures (1), (2)	$25,462	$19,842
Tenant allowances and capitalized leasing costs (3)	36,880	23,652
Total	$62,342	$43,494

(1)   Reflects only non-tenant operating capital expenditures. Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)   Restated from prior filings to exclude discontinued operations.

(3)   Reflects tenant allowances on current operating properties.

MISCELLANEOUS Corporate Information

Reporting Calendar

Results for the next three quarters will be announced according to the following approximate schedule:

Quarter	Earnings Release Date	Earnings Call Date
Q2 2013	July 29, 2013	July 30, 2013
Q3 2013	October 28, 2013	October 29, 2013
Q4 2013	February 3, 2014	February 4, 2014

Stock Information

Common Stock

NYSE:  GGP

6.375% Series A Cumulative Redeemable Perpetual Preferred Stock

NYSE:  GGP PrA

Security	Quarter	Declaration Date	Record Date	Date Payable or Paid	Dividend per Share
Common Stock	Q1 2013	February 4, 2013	April 16, 2013	April 30, 2013	$0.12
Common Stock	Q4 2012	November 26, 2012	December 14, 2012	January 4, 2013	$0.11
6.375% Series A Cumulative Redeemable Perpetual Preferred Stock	Q1 2013	March 5, 2013	March 15, 2013	April 1, 2013	$0.2125

Investor Relations	Media Contact	Transfer Agent

Kevin Berry	David Keating	American Stock Transfer & Trust Company, LLC
Vice President, Investor Relations	Vice President, Corporate Communications	6201 15th Avenue
Phone (312) 960-5529	Phone (312) 960-6325	Brooklyn, NY 11219
kevin.berry@ggp.com	david.keating@ggp.com	Phone: (866) 627-2643
Foreign Investor Line:
+1 718 921-8124

MISCELLANEOUS Glossary of Terms

Terms	Description
Gross Leasable Area (GLA)	Total gross leasable space at 100%.

Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.

Anchor/Traditional Anchor

Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center

An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.

Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.

Same Store NOI - U.S. Regional Malls	Company NOI that excludes the periodic effects of acquisitions, dispositions and changes in ownership specific to the U.S. Regional Mall Portfolio.

Operating Metrics	Description
Leased

Leased area represents the sum of: (1) tenant occupied space under lease, (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the Mall and Freestanding Area.

Occupied

Occupied area represents the sum of: (1) tenant occupied space under lease (2) tenants no longer occupying space, but still paying rent, and (3) tenants with a signed lease paying rent, but not yet opened for all inline mall shop and outparcel retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Comparative rolling twelve month sales for mall stores less than 10,000 square feet.

Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.

In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent	Represents initial rent at the time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.

Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.

Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.